UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2015

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 M-63 North, Benton Harbor, Michigan	49022-2692
(Address of Principal Executive Offices)	(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Contract

On March 12, 2015, Whirlpool Corporation (the “Company”) closed its offering of €500,000,000 of 0.625% Senior Notes due 2020 (the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form S-3 (File No. 333-181339) filed on May 11, 2012.

On March 9, 2015, the Company filed with the Securities and Exchange Commission a Prospectus Supplement, dated March 5, 2015 (the “Prospectus Supplement”), in connection with the public offering of the Notes.

The Notes were issued on March 12, 2015 under an indenture, dated as of March 20, 2000 between the Company and U.S. Bank National Association (as successor to Citibank, N.A.), as supplemented by a Certificate of Designated Officers, dated March 12, 2015 (the “Officers’ Certificate”).

For a complete description of the terms and conditions of the Notes and the Officers’ Certificate, please refer to the Prospectus Supplement and the copy of the Officers’ Certificate, which is filed with this Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document

4.1	Certificate of Designated Officers of Whirlpool Corporation, dated March 12, 2015 (with form of 0.625% Senior Note due 2020).

5.1	Opinion of Kirkland & Ellis LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

March 12, 2015	By:	/s/ LARRY M. VENTURELLI

		Name:	Larry M. Venturelli
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

4.1	Certificate of Designated Officers of Whirlpool Corporation, dated March 12, 2015.

5.1	Opinion of Kirkland & Ellis LLP.